MORGAN STANLEY
Financial Supplement - 3Q2005
Table of Contents
Page #

1	Quarterly Financial Summary
2	Quarterly Consolidated Income Statement
3	Quarterly Consolidated Financial Information and Statistical Data
4	Quarterly Institutional Securities Income Statement
5-6	Quarterly Institutional Securities Financial Information and Statistical Data
7	Quarterly Retail Brokerage Income Statement
8	Quarterly Retail Brokerage Financial Information and Statistical Data
9	Quarterly Asset Management Income Statement
10	Quarterly Asset Management Financial Information
11	Quarterly Consolidated Assets Under Management or Supervision
12	Quarterly Discover Income Statement
13	Quarterly Discover Income Statement (Managed Loan Basis)
14	Quarterly Discover Financial Information and Statistical Data
15	Quarterly Intersegment Eliminations Income Statement
16	Quarterly Inst'l. Securities, Retail Brokerage and Asset Mgmt. Combined Income Statement
17	Quarterly Discover Financial Information (Managed Loan Basis)
18	Quarterly Reconciliation of General Purpose Credit Card Loan Data (Current Year)
19	Quarterly Reconciliation of General Purpose Credit Card Loan Data (Prior Year)
20	YTD Reconciliation of General Purpose Credit Card Loan Data
21	Quarterly Reconciliation of Managed Income Statement Data
22	Quarterly Reconciliation of Adjusted Assets
23	Legal Notice

MORGAN STANLEY Quarterly Financial Summary (unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	3Q05 vs. 3Q04	3Q05 vs.2Q05	Aug 31, 2004	Aug 31, 2005	Change
Net revenues
Institutional Securities	$3,533	$3,983	$2,765	$2,832	$4,015	$3,340	$4,164	51%	25%	$10,281	$11,519	12%
Retail Brokerage	1,211	1,209	1,124	1,071	1,238	1,228	1,255	12%	2%	3,544	3,721	5%
Asset Management	642	690	692	714	696	642	679	(2%)	6%	2,024	2,017	--
Discover	927	842	884	880	959	888	911	3%	3%	2,653	2,758	4%
Intersegment Eliminations	(75)	(76)	(67)	(73)	(70)	(67)	(62)	7%	7%	(218)	(199)	9%
Consolidated net revenues	$6,238	$6,648	$5,398	$5,424	$6,838	$6,031	$6,947	29%	15%	$18,284	$19,816	8%

Income before taxes (1)
Institutional Securities	$1,217	$1,283	$673	$1,108	$1,077	$813	$1,288	91%	58%	$3,173	$3,178	--
Retail Brokerage	166	132	22	51	353	118	30	36%	(75%)	320	501	57%
Asset Management	170	209	217	231	287	175	162	(25%)	(7%)	596	624	5%
Discover	346	274	330	271	354	263	239	(28%)	(9%)	950	856	(10%)
Intersegment Eliminations	29	29	31	29	24	25	23	(26%)	(8%)	89	72	(19%)
Consolidated income before taxes	$1,928	$1,927	$1,273	$1,690	$2,095	$1,394	$1,742	37%	25%	$5,128	$5,231	2%

Earnings per basic share: (2)
Income from continuing operations	$1.14	$1.20	$0.80	$1.11	$1.26	$0.88	$1.12	40%	27%	$3.13	$3.26	4%
Discontinued operations	$(0.01)	$(0.07)	$(0.02)	$-	$-	$-	$(0.98)	*	*	$(0.09)	$(0.97)	*
Cumulative effect of accounting change (3)	$-	$-	$-	$-	$0.05	$-	$-	--	--	$-	$0.05	*
Earnings per basic share	$1.13	$1.13	$0.78	$1.11	$1.31	$0.88	$0.14	(82%)	(84%)	$3.04	$2.34	(23%)

Earnings per diluted share: (2)
Income from continuing operations	$1.12	$1.17	$0.78	$1.09	$1.24	$0.86	$1.09	40%	27%	$3.06	$3.19	4%
Discontinued operations	$(0.01)	$(0.07)	$(0.02)	$-	$-	$-	$(0.96)	*	*	$(0.09)	$(0.95)	*
Cumulative effect of accounting change (3)	$-	$-	$-	$-	$0.05	$-	$-	--	--	$-	$0.05	*
Earnings per diluted share	$1.11	$1.10	$0.76	$1.09	$1.29	$0.86	$0.13	(83%)	(85%)	$2.97	$2.29	(23%)

Average common shares outstanding
Basic	1,078,718,046	1,082,211,511	1,081,448,663	1,076,221,276	1,069,097,162	1,053,812,487	1,045,874,085			1,081,160,252	1,056,211,084
Diluted	1,106,000,596	1,110,357,415	1,105,546,130	1,098,282,118	1,090,166,326	1,079,811,172	1,072,033,275			1,107,494,887	1,080,279,276
Period end common shares outstanding	1,097,652,112	1,098,127,106	1,096,707,183	1,087,087,116	1,103,263,369	1,086,652,691	1,082,727,000			1,096,707,183	1,082,727,000

Return on common equity	19.2%	18.4%	12.3%	17.4%	19.7%	13.1%	2.0%			16.6%	11.6%

(1)
Represents consolidated income from continuing operations before losses from unconsolidated investees, taxes, dividends on preferred securities subject to mandatory redemption and cumulative effect of accounting change.

(2)	Summation of the quarters' earnings per common share may not equal the annual amounts due to the averaging effect of the number of shares and share equivalents throughout the year.
(3)	Represents the effects of the adoption of SFAS 123(R) in the first quarter of fiscal 2005.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY Quarterly Consolidated Income Statement Information (unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	3Q05 vs. 3Q04	3Q05 vs. 2Q05	Aug 31, 2004	Aug 31, 2005	Change

Investment banking	$829	$983	$783	$746	$821	$814	$992	27%	22%	$2,595	$2,627	1%
Principal transactions:
Trading	1,853	2,084	710	950	1,882	1,901	2,150	*	13%	4,647	5,933	28%
Investments	29	191	125	167	117	123	94	(25%)	(24%)	345	334	(3%)
Commissions	868	846	733	817	824	824	804	10%	(2%)	2,447	2,452	--
Fees:
Asset management, distribution and admin.	1,112	1,159	1,138	1,064	1,204	1,246	1,249	10%	--	3,409	3,699	9%
Merchant, cardmember and other	337	306	347	327	308	318	357	3%	12%	990	983	(1%)
Servicing	551	465	444	461	494	423	398	(10%)	(6%)	1,460	1,315	(10%)
Interest and dividends	3,781	3,662	5,408	5,733	5,843	6,035	6,998	29%	16%	12,851	18,876	47%
Other	74	62	100	96	105	117	115	15%	(2%)	236	337	43%
Total revenues	9,434	9,758	9,788	10,361	11,598	11,801	13,157	34%	11%	28,980	36,556	26%
Interest expense	2,934	2,910	4,150	4,713	4,625	5,561	5,986	44%	8%	9,994	16,172	62%
Provision for consumer loan losses	262	200	240	224	135	209	224	(7%)	7%	702	568	(19%)
Net revenues	6,238	6,648	5,398	5,424	6,838	6,031	6,947	29%	15%	18,284	19,816	8%

Compensation and benefits	2,707	2,916	2,340	1,890	2,854	2,622	3,165	35%	21%	7,963	8,641	9%
Occupancy and equipment	199	206	227	214	332	232	239	5%	3%	632	803	27%
Brokerage, clearing and exchange fees	224	237	231	240	260	276	267	16%	(3%)	692	803	16%
Information processing and communications	320	317	326	346	342	349	349	7%	--	963	1,040	8%
Marketing and business development	253	261	277	332	257	298	276	--	(7%)	791	831	5%
Professional services	316	355	398	473	379	438	505	27%	15%	1,069	1,322	24%
Other	291	429	326	239	570	422	404	24%	(4%)	1,046	1,396	33%
September 11th related insurance recoveries, net	0	0	0	0	(251)	0	0	--	--	0	(251)	*
Total non-interest expenses	4,310	4,721	4,125	3,734	4,743	4,637	5,205	26%	12%	13,156	14,585	11%

Income from continuing operations before losses
from unconsolidated investees, taxes,
dividends on preferred securities subject to
mandatory redemption and cumulative
effect of accounting change	1,928	1,927	1,273	1,690	2,095	1,394	1,742	37%	25%	5,128	5,231	2%
Losses from unconsolidated investees	93	81	77	77	73	67	105	36%	57%	251	245	(2%)
Provision for income taxes	557	548	339	412	673	396	471	39%	19%	1,444	1,540	7%
Div. on pref. sec. subject to mandatory redemption (1)	45	0	0	0	0	0	0	--	--	45	0	*
Income from continuing operations	1,233	1,298	857	1,201	1,349	931	1,166	36%	25%	3,388	3,446	2%
Discontinued operations
Gain/(loss) from discontinued operations	(12)	(125)	(33)	(2)	7	(5)	(1,700)	*	*	(170)	(1,698)	*
Income tax benefit/(provision)	5	50	13	1	(3)	2	678	*	*	68	677	*
Gain/(loss) from discontinued operations	(7)	(75)	(20)	(1)	4	(3)	(1,022)	*	*	(102)	(1,021)	*
Cumulative effect of accounting change (2)	0	0	0	0	49	0	0	--	--	0	49	*
Net income	$1,226	$1,223	$837	$1,200	$1,402	$928	$144	(83%)	(84%)	$3,286	$2,474	(25%)

Compensation and benefits as a % of net revenues	43%	44%	43%	35%	42%	44%	46%			44%	44%

(1)	At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FASB Interpretation No. 46,
"Consolidation of Variable Interest Entities". Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(2)	Represents the effects of the adoption of SFAS 123(R) in the first quarter of fiscal 2005.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
(unaudited)

	Quarter Ended							Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	3Q05 vs. 3Q04	3Q05 vs. 2Q05
Morgan Stanley
Total assets (millions) (1)	$656,898	$729,501	$745,033	$747,334	$802,210	$818,711	$842,554	13%	3%
Adjusted assets (millions) (2)	$428,470	$448,135	$465,105	$410,091	$447,221	$440,283	$458,191	(1%)	4%
Period end common shares outstanding (millions)	1,097.7	1,098.1	1,096.7	1,087.1	1,103.3	1,086.7	1,082.7	(1%)	--
Book value per common share	$23.75	$24.59	$25.00	$25.95	$25.83	$26.07	$26.07	4%	--
Shareholders' equity (millions) (3)	$28,961	$29,899	$30,317	$31,103	$31,328	$31,224	$31,107	3%	--
Total capital (millions) (4)	$96,359	$100,127	$101,237	$110,793	$122,230	$113,324	$118,415	17%	4%
Worldwide employees	50,979	51,580	52,812	53,284	53,718	54,142	53,760	2%	(1%)

Average Daily 99%/One-Day Value-at-Risk ("VaR") (5)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$42	$50	$52	$51	$66	$62	$51
Equity price	30	32	36	37	41	31	33
Foreign exchange rate	11	12	12	10	12	12	12
Commodity price	27	34	40	30	34	35	38
Trading VaR	$62	$72	$79	$80	$96	$87	$78

(1)	Effective December 1, 2004, the Company offsets cash paid or received pursuant to credit support agreements ("cash collateral netting")
against its OTC derivatives inventory. Total assets as of November 30, 2004 have been restated to reflect cash collateral netting.
Prior periods presented do not reflect such cash collateral netting.
(2)	Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. See page 22 for further information.
(3)	Includes common equity and junior subordinated debt issued to capital trusts.
(4)	Includes common equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(5)	99%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than one time every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period. The Company's VaR incorporates substantially all financial instruments generating market risk that are managed by the Company's trading businesses. For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market
Risk" in the Company's Form 10-K for fiscal 2004.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	3Q05 vs. 3Q04	3Q05 vs. 2Q05	Aug 31, 2004	Aug 31, 2005	Change

Investment banking	$739	$891	$711	$667	$742	$735	$898	26%	22%	$2,341	$2,375	1%
Principal transactions:
Trading	1,712	1,943	580	844	1,762	1,790	2,034	*	14%	4,235	5,586	32%
Investments	16	136	38	79	55	123	60	58%	(51%)	190	238	25%
Commissions	505	527	462	504	503	538	501	8%	(7%)	1,494	1,542	3%
Asset management, distribution and admin. fees	34	32	36	42	34	39	46	28%	18%	102	119	17%
Interest and dividends	3,232	3,159	4,836	5,168	5,275	5,379	6,263	30%	16%	11,227	16,917	51%
Other	41	28	70	65	67	75	79	13%	5%	139	221	59%
Total revenues	6,279	6,716	6,733	7,369	8,438	8,679	9,881	47%	14%	19,728	26,998	37%
Interest expense	2,746	2,733	3,968	4,537	4,423	5,339	5,717	44%	7%	9,447	15,479	64%
Net revenues	3,533	3,983	2,765	2,832	4,015	3,340	4,164	51%	25%	10,281	11,519	12%

Total non-interest expenses	2,316	2,700	2,092	1,724	2,938	2,527	2,876	37%	14%	7,108	8,341	17%

Income from continuing operations before losses
from unconsolidated investees, taxes,
dividends on preferred securities subject to
mandatory redemption and cumulative
effect of accounting change	1,217	1,283	673	1,108	1,077	813	1,288	91%	58%	3,173	3,178	--
Losses from unconsolidated investees	93	81	77	77	73	67	105	36%	57%	251	245	(2%)
Div. on pref. sec. subject to mandatory redemption (1)	45	0	0	0	0	0	0	--	--	45	0	*
Income before taxes, discontinued operations
and cumulative effect of accounting change	$1,079	$1,202	$596	$1,031	$1,004	$746	$1,183	98%	59%	$2,877	$2,933	2%

Pre-tax profit margin (2)	33%	32%	24%	39%	27%	24%	31%			30%	28%

(1)	At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts
(a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(2)	Income before taxes, discontinued operations and cumulative effect of accounting change, excluding losses from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

Quarterly Financial Information and Statistical Data
Institutional Securites
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	3Q05 vs. 3Q04	3Q05 vs. 2Q05	Aug 31, 2004	Aug 31, 2005	Change

Advisory revenue (millions)	$232	$324	$310	$290	$254	$357	$388	25%	9%	$866	$999	15%
Underwriting revenue (millions)
Equity	314	314	200	165	202	145	200	--	38%	828	547	(34%)
Fixed income	193	253	201	212	286	233	310	54%	33%	647	829	28%
Total underwriting revenue	$507	$567	$401	$377	$488	$378	$510	27%	35%	$1,475	$1,376	(7%)

Sales and trading net revenue (millions) (1)
Equity	1,105	1,113	883	966	1,214	1,119	1,280	45%	14%	3,101	3,613	17%
Fixed income	1,677	1,854	1,207	910	2,033	1,317	1,963	63%	49%	4,738	5,313	12%
Total sales and trading net revenue	$2,782	$2,967	$2,090	$1,876	$3,247	$2,436	$3,243	55%	33%	$7,839	$8,926	14%

	Fiscal View									Calendar View
	Quarter Ended (2)									Eight Months Ended (2)
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005			Aug 31, 2004	Aug 31, 2005

Mergers and acquisitions announced transactions
Morgan Stanley global market volume (billions)	$114.7	$75.2	$80.0	$51.4	$189.7	$210.9	$116.4			$259.8	$441.0
Market share	27.9%	21.4%	21.4%	12.7%	28.3%	36.1%	22.0%			24.6%	29.7%
Rank	3	3	3	7	3	1	3			2	1

Mergers and acquisitions completed transactions
Morgan Stanley global market volume (billions)	$58.6	$132.7	$139.2	$54.1	$42.6	$96.3	$147.2			$287.5	$273.5
Market share	22.1%	35.6%	29.5%	14.4%	12.9%	27.8%	24.1%			29.7%	23.4%
Rank	4	2	3	7	7	2	5			2	4

Global equity and related issues
Morgan Stanley global market volume (billions)	$16.2	$16.4	$9.3	$11.4	$13.8	$5.7	$9.1			$37.9	$23.7
Market share	11.5%	12.7%	8.9%	8.1%	11.3%	6.2%	6.5%			11.8%	7.8%
Rank	1	2	2	3	2	6	5			1	5

Global initial public offerings
Morgan Stanley global market volume (billions)	$3.7	$3.1	$5.3	$0.9	$2.7	$2.1	$3.3			$12.2	$7.3
Market share	13.5%	10.2%	13.7%	2.3%	8.7%	8.5%	7.0%			14.5%	8.3%
Rank	1	2	1	13	4	2	4			1	3

Global debt
Morgan Stanley global market volume (billions)	$90.4	$104.0	$90.7	$92.0	$81.2	$82.9	$89.5			$257.2	$240.8
Market share	7.1%	7.6%	7.6%	6.5%	5.9%	5.7%	6.2%			7.3%	6.1%
Rank	5	2	2	3	4	4	5			2	5

(1)	Includes principal trading, commissions and net interest revenue.
(2)	Source: Thomson Financial, data as of September 8, 2005.
Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in billions)

	Quarter Ended							Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	3Q05 vs. 3Q04	3Q05 vs. 2Q05

Loans
Investment grade	$0.5	$1.1	$0.8	$1.2	$1.5	$1.8	$3.0	*	67%
Non-investment grade	1.1	1.8	1.0	0.5	1.0	1.9	2.8	*	47%
Total loans	$1.6	$2.9	$1.8	$1.7	$2.5	$3.7	$5.8	*	57%

Commitments
Investment grade	$13.7	$16.5	$18.3	$19.0	$18.7	$21.1	$27.6	51%	31%
Non-investment grade	2.8	2.2	2.7	1.4	2.0	5.6	3.0	11%	(46%)
Total commitments	$16.5	$18.7	$21.0	$20.4	$20.7	$26.7	$30.6	46%	15%

Loans plus commitments
Investment grade	$14.2	$17.6	$19.1	$20.2	$20.2	$22.9	$30.6	60%	34%
Non-investment grade	$3.9	$4.0	$3.7	$1.9	$3.0	$7.5	$5.8	57%	(23%)
% investment grade	78%	81%	84%	91%	87%	75%	84%
% non-investment grade	22%	19%	16%	9%	13%	25%	16%

Total loans and commitments	$18.1	$21.6	$22.8	$22.1	$23.2	$30.4	$36.4	60%	20%
Hedges (1)	$7.7	$9.1	$12.9	$11.6	$13.1	$14.3	$16.1	25%	13%
Total loans and commitments net of hedges	$10.4	$12.5	$9.9	$10.5	$10.1	$16.1	$20.3	105%	26%

(1)	Includes both internal and external hedges utilized by the lending business.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Retail Brokerage Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	3Q05 vs. 3Q04	3Q05 vs. 2Q05	Aug 31, 2004	Aug 31, 2005	Change
Investment banking	$77	$82	$64	$67	$71	$68	$81	27%	19%	$223	$220	(1%)
Principal transactions:
Trading	141	141	130	106	120	111	116	(11%)	5%	412	347	(16%)
Investments	4	(4)	(3)	(2)	(2)	(2)	1	133%	150%	(3)	(3)	--
Commissions	385	336	281	325	329	295	306	9%	4%	1,002	930	(7%)
Asset management, distribution and admin fees	511	557	563	468	607	632	629	12%	--	1,631	1,868	15%
Interest and dividends	93	95	103	118	135	149	174	69%	17%	291	458	57%
Other	33	37	30	33	38	45	38	27%	(16%)	100	121	21%
Total revenues	1,244	1,244	1,168	1,115	1,298	1,298	1,345	15%	4%	3,656	3,941	8%
Interest expense	33	35	44	44	60	70	90	105%	29%	112	220	96%
Net revenues	1,211	1,209	1,124	1,071	1,238	1,228	1,255	12%	2%	3,544	3,721	5%

Total non-interest expenses	1,045	1,077	1,102	1,020	885	1,110	1,225	11%	10%	3,224	3,220	--
Income before taxes and cumulative
effect of accounting change	$166	$132	$22	$51	$353	$118	$30	36%	(75%)	$320	$501	57%

Pre-tax profit margin (1)	14%	11%	2%	5%	29%	10%	2%			9%	14%

(1)	Income before taxes and cumulative effect of accounting change as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

Quarterly Financial Information and Statistical Data
Retail Brokerage
(unaudited)

	Quarter Ended							Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	3Q05 vs. 3Q04	3Q05 vs. 2Q05

Global representatives	10,832	10,722	10,785	10,962	10,471	10,438	9,311	(14%)	(11%)

Annualized revenue per global
representative (thousands) (1)	$442	$449	$418	$394	$462	$470	$508	22%	8%

Retail brokerage assets by client segment (billions)
$10m or more	$111	$106	$105	$111	$117	$117	$120	14%	3%
$1m - $10m	173	167	174	188	196	196	201	16%	3%
$100k - $1m	194	190	186	188	186	184	182	(2%)	(1%)
< $100k	45	43	40	39	37	35	33	(18%)	(6%)
Total U.S. retail brokerage assets	523	506	505	526	536	532	536	6%	1%
International	48	48	46	50	55	54	55	20%	2%
Corporate/other	24	25	25	26	27	27	28	12%	4%
Total client assets (billions)	$595	$579	$576	$602	$618	$613	$619	7%	1%

Fee-based client account assets (billions) (2)	$143	$145	$146	$157	$166	$165	$170	16%	3%
Fee-based assets as a % of client assets	24%	25%	25%	26%	27%	27%	27%

Client assets per global
representative (millions) (3)	$55	$54	$53	$55	$59	$59	$66	25%	12%

Domestic retail net new assets (billions) (4)	$2.8	$2.8	$3.7	$2.3	$3.7	$3.8	$(2.1)	*	*

Domestic retail locations	526	526	525	525	524	526	517	(2%)	(2%)

(1)	Annualized revenue divided by average global representative headcount.
(2)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(3)	Total client assets divided by period end global representative headcount.
(4)	Represents net new assets in the U.S. broad-based branch system.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	3Q05 vs. 3Q04	3Q05 vs. 2Q05	Aug 31, 2004	Aug 31, 2005	Change
Investment banking	$13	$10	$8	$12	$11	$11	$13	63%	18%	$31	$35	13%
Principal transactions:
Investments	9	59	90	90	64	2	33	(63%)	*	158	99	(37%)
Commissions	7	8	7	5	7	7	9	29%	29%	22	23	5%
Asset management, distribution and admin fees	604	607	579	600	605	615	612	6%	--	1,790	1,832	2%
Interest and dividends	2	1	3	2	3	3	4	33%	33%	6	10	67%
Other	9	6	7	6	8	6	11	57%	83%	22	25	14%
Total revenues	644	691	694	715	698	644	682	(2%)	6%	2,029	2,024	--
Interest expense	2	1	2	1	2	2	3	50%	50%	5	7	40%
Net revenues	642	690	692	714	696	642	679	(2%)	6%	2,024	2,017	--

Total non-interest expenses	472	481	475	483	409	467	517	9%	11%	1,428	1,393	(2%)
Income before taxes and cumulative
effect of accounting change	$170	$209	$217	$231	$287	$175	$162	(25%)	(7%)	$596	$624	5%

Pre-tax profit margin (1)	27%	30%	31%	32%	41%	27%	24%			29%	31%

(1)	Income before taxes and cumulative effect of accounting change as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	3Q05 vs. 3Q04	3Q05 vs. 2Q05	Aug 31, 2004	Aug 31, 2005	Change

Assets under management or supervision

Net flows
Retail	$0.5	$(0.6)	$(0.3)	$0.4	$(0.7)	$(0.9)	$(1.0)	*	(11%)	$(0.4)	$(2.6)	*
Institutional	1.4	5.7	(0.2)	1.2	(7.3)	(3.0)	(1.4)	*	53%	6.9	(11.7)	*
Net flows excluding money markets	1.9	5.1	(0.5)	1.6	(8.0)	(3.9)	(2.4)	*	38%	6.5	(14.3)	*
Money markets	1.4	4.2	9.2	5.8	0.9	(3.2)	2.2	(76%)	*	14.8	(0.1)	(101%)

Assets under management or supervision by distribution channel
Retail	$200	$195	$194	$202	$201	$199	$201	4%	1%
Institutional	180	189	200	222	226	217	227	14%	5%
Total	$380	$384	$394	$424	$427	$416	$428	9%	3%

Assets under management or supervision by asset class
Equity	$186	$182	$179	$200	$209	$206	$215	20%	4%
Fixed income	111	114	116	114	108	103	103	(11%)	--
Money market	62	66	76	83	84	80	83	9%	4%
Other (1)	21	22	23	27	26	27	27	17%	--
Total	$380	$384	$394	$424	$427	$416	$428	9%	3%

(1)	Includes Alternative Investments.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Consolidated Assets Under Management or Supervision
(unaudited, dollars in billions)

	Quarter Ended							Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	3Q05 vs. 3Q04	3Q05 vs. 2Q05

Consolidated assets under management or supervision by distribution channel
Retail	$294	$290	$290	$305	$321	$319	$327	13%	3%
Institutional	211	220	229	251	255	246	260	14%	6%
Total (1)	$505	$510	$519	$556	$576	$565	$587	13%	4%

Consolidated assets under management or supervision by asset class
Equity	$231	$226	$224	$251	$272	$270	$282	26%	4%
Fixed income	124	128	130	130	123	118	119	(8%)	1%
Money market	65	70	80	87	88	84	87	9%	4%
Other (2)	85	86	85	88	93	93	99	16%	6%
Total (1)	$505	$510	$519	$556	$576	$565	$587	13%	4%

(1)	Revenues and expenses associated with customer assets of $132 billion, $103 billion and $126 billion for fiscal 3Q05, fiscal 3Q04 and fiscal 2Q05, respectively, are included in the Company's Retail Brokerage segment, and $27 billion, $22 billion and $23 billion for fiscal 3Q05, fiscal 3Q04 and fiscal 2Q05, respectively, are included in the Company's Institutional Securities segment.
(2)	Includes Alternative Investments.
Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	3Q05 vs. 3Q04	3Q05 vs. 2Q05	Aug 31, 2004	Aug 31, 2005	Change

Fees:
Merchant, cardmember and other	$337	$306	$347	$327	$308	$318	$357	3%	12%	$990	$983	(1%)
Servicing	551	465	444	461	494	423	398	(10%)	(6%)	1,460	1,315	(10%)
Other	0	5	3	2	2	2	(1)	(133%)	(150%)	8	3	(63%)
Total non-interest revenues	888	776	794	790	804	743	754	(5%)	1%	2,458	2,301	(6%)

Interest revenue	472	426	489	472	458	536	593	21%	11%	1,387	1,587	14%
Interest expense	171	160	159	158	168	182	212	33%	16%	490	562	15%
Net interest income	301	266	330	314	290	354	381	15%	8%	897	1,025	14%

Provision for consumer loan losses	262	200	240	224	135	209	224	(7%)	7%	702	568	(19%)
Net credit income	39	66	90	90	155	145	157	74%	8%	195	457	134%

Net revenues	927	842	884	880	959	888	911	3%	3%	2,653	2,758	4%

Total non-interest expenses	581	568	554	609	605	625	672	21%	8%	1,703	1,902	12%
Income before taxes and cumulative
effect of accounting change	$346	$274	$330	$271	$354	$263	$239	(28%)	(9%)	$950	$856	(10%)

Pre-tax profit margin (1)	37%	33%	37%	31%	37%	30%	26%			36%	31%

(1)	Income before taxes and cumulative effect of accounting change as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(Managed loan basis)
(unaudited, dollars in millions)

37699.761083217601/00/00 00:00
	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	3Q05 vs. 3Q04	3Q05 vs. 2Q05	Aug 31, 2004	Aug 31, 2005	Change

Fees:
Merchant, cardmember and other	$517	$468	$497	$485	$481	$484	$532	7%	10%	$1,482	$1,497	1%
Servicing	0	0	0	0	0	0	0	--	--	0	0	--
Other	19	(7)	(11)	1	34	(14)	(19)	(73%)	(36%)	1	1	--
Total non-interest revenues	536	461	486	486	515	470	513	6%	9%	1,483	1,498	1%

Interest revenue	1,498	1,423	1,399	1,381	1,383	1,426	1,463	5%	3%	4,320	4,272	(1%)
Interest expense	337	325	324	354	401	433	475	47%	10%	986	1,309	33%
Net interest income	1,161	1,098	1,075	1,027	982	993	988	(8%)	(1%)	3,334	2,963	(11%)

Provision for consumer loan losses	770	717	677	633	538	575	590	(13%)	3%	2,164	1,703	(21%)
Net credit income	391	381	398	394	444	418	398	--	(5%)	1,170	1,260	8%

Net revenues	927	842	884	880	959	888	911	3%	3%	2,653	2,758	4%

Total non-interest expenses	581	568	554	609	605	625	672	21%	8%	1,703	1,902	12%
Income before taxes and cumulative
effect of accounting change	$346	$274	$330	$271	$354	$263	$239	(28%)	(9%)	$950	$856	(10%)

Pre-tax profit margin (1)	37%	33%	37%	31%	37%	30%	26%			36%	31%

(1)	Income before taxes and cumulative effect of accounting change as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

Quarterly Financial Information and Statistical Data
Discover
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	3Q05 vs. 3Q04	3Q05 vs. 2Q05	Aug 31, 2004	Aug 31, 2005	Change

Total owned credit card loans
Period end	$15,850	$17,506	$18,471	$19,724	$18,908	$19,385	$20,570	11%	6%	$18,471	$20,570	11%
Average	$17,880	$16,202	$17,787	$18,579	$19,210	$18,753	$19,835	12%	6%	$17,287	$19,267	11%

Total managed credit card loans (1)(2)
Period end	$47,336	$46,828	$47,126	$48,261	$47,770	$46,845	$47,105	--	1%	$47,126	$47,105	--
Average	$48,667	$46,929	$46,873	$47,090	$48,930	$47,146	$46,769	--	(1%)	$47,485	$47,605	--
Interest yield	12.20%	11.88%	11.69%	11.59%	11.23%	11.69%	12.04%	35 bp	35 bp	11.93%	11.65%	(28 bp )
Interest spread	9.30%	9.01%	8.80%	8.41%	7.79%	7.96%	7.95%	(85 bp )	(1 bp )	9.05%	7.90%	(115 bp )
Transaction volume (billions)	$24.2	$24.4	$25.4	$25.7	$25.9	$25.4	$26.7	5%	5%	$73.9	$78.0	6%
Net sales	$19.8	$19.5	$20.3	$19.9	$20.8	$21.1	$22.4	10%	6%	$59.6	$64.3	8%
Other transaction volume	$4.4	$4.9	$5.1	$5.8	$5.1	$4.3	$4.3	(15%)	--	$14.3	$13.7	(4%)
Accounts (millions)	45.9	46.0	46.0	46.2	46.0	45.9	45.6	(1%)	(1%)	46.0	45.6	(1%)
Active accounts (millions)	20.3	19.9	19.6	19.7	19.5	19.3	19.2	(2%)	(1%)	19.6	19.2	(2%)
Average receivables per avg. active account (actual $)	$2,360	$2,330	$2,381	$2,407	$2,476	$2,426	$2,429	2%	--	$2,357	$2,443	4%
Trans volume per avg. active account (actual $)	$1,173	$1,209	$1,290	$1,312	$1,311	$1,306	$1,387	8%	6%	$3,669	$4,004	9%
Net gain on securitization	$19	$(12)	$(14)	$(1)	$32	$(16)	$(18)	(29%)	(13%)	$(7)	$(2)	71%
Return on managed receivables (3)	1.80%	1.50%	1.78%	1.49%	1.82%	1.38%	1.28%	(50 bp )	(10 bp )	1.70%	1.50%	(20 bp )
Credit quality
Net charge-off rate	6.31%	6.48%	5.76%	5.45%	5.11%	4.94%	5.12%	(64 bp )	18 bp	6.19%	5.06%	(113 bp )
Delinquency rate (over 30 days)	5.80%	4.88%	4.81%	4.55%	4.24%	3.90%	3.91%	(90 bp )	1 bp	4.81%	3.91%	(90 bp )
Delinquency rate (over 90 days)	2.86%	2.40%	2.22%	2.18%	2.05%	1.83%	1.80%	(42 bp )	(3 bp )	2.22%	1.80%	(42 bp )
Allowance for loan losses at period end	$985	$940	$939	$929	$840	$828	$817	(13%)	(1%)	$939	$817	(13%)

International managed credit card loans (2)
Period end	$2,463	$2,409	$2,337	$2,571	$2,648	$2,479	$2,684	15%	8%	$2,337	$2,684	15%
Average	$2,302	$2,411	$2,389	$2,372	$2,606	$2,578	$2,523	6%	(2%)	$2,368	$2,569	8%
Accounts (millions)	1.2	1.2	1.2	1.3	1.4	1.4	1.5	25%	7%	1.2	1.5	25%

Payment services (millions)
Discover network transaction volume	304	300	313	309	314	314	338	8%	8%	917	966	5%
PULSE network transaction volume (4)	0	0	0	0	213	452	460	*	2%	0	1,125	*
Total network transaction volume	304	300	313	309	527	766	798	*	4%	917	2,091	128%

(1)	Includes domestic and international credit card businesses.
(2)	Includes owned and securitized credit card loans.
(3)	Annualized net income divided by average managed receivables.
(4)	Quarter ended February 28, 2005 reflects volume subsequent to date of acquistion.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Intersegment Eliminations Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	3Q05 vs. 3Q04	3Q05 vs. 2Q05	Aug 31, 2004	Aug 31, 2005	Change

Investment banking	$0	$0	$0	$0	$(3)	$0	$0	--	--	$0	$(3)	*
Principal transactions:
Trading	0	0	0	0	0	0	0	--	--	0	0	--
Investments	0	0	0	0	0	0	0	--	--	0	0	--
Commissions	(29)	(25)	(17)	(17)	(15)	(16)	(12)	29%	25%	(71)	(43)	39%
Asset management, distribution and admin. fees	(37)	(37)	(40)	(46)	(42)	(40)	(38)	5%	5%	(114)	(120)	(5%)
Interest and dividends	(18)	(19)	(23)	(27)	(28)	(32)	(36)	(57%)	(13%)	(60)	(96)	(60%)
Other	(9)	(14)	(10)	(10)	(10)	(11)	(12)	(20%)	(9%)	(33)	(33)	--
Total revenues	(93)	(95)	(90)	(100)	(98)	(99)	(98)	(9%)	1%	(278)	(295)	(6%)
Interest expense	(18)	(19)	(23)	(27)	(28)	(32)	(36)	(57%)	(13%)	(60)	(96)	(60%)
Net revenues	(75)	(76)	(67)	(73)	(70)	(67)	(62)	7%	7%	(218)	(199)	9%

Total non-interest expenses	(104)	(105)	(98)	(102)	(94)	(92)	(85)	13%	8%	(307)	(271)	12%

Income before taxes	$29	$29	$31	$29	$24	$25	$23	(26%)	(8%)	$89	$72	(19%)

Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY

The following (page 16) presents more detailed financial information regarding the results of operations for the combined institutional securities, retail brokerage and asset management businesses. Morgan Stanley believes that a combined presentation is informative due to certain synergies among these businesses, as well as to facilitate comparisons of the Company’s results with those of other companies in the financial services industry that have securities and asset management businesses. Morgan Stanley provides this type of presentation for its discover activities (page 17) in order to provide helpful comparison to other credit card issuers.

MORGAN STANLEY
Quarterly Institutional Securities, Retail Brokerage and Asset Management (1)
Combined Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	3Q05 vs. 3Q04	3Q05 vs. 2Q05	Aug 31, 2004	Aug 31, 2005	Change

Investment banking	$829	$983	$783	$746	$824	$814	$992	27%	22%	$2,595	$2,630	1%
Principal transactions:
Trading	1,853	2,084	710	950	1,882	1,901	2,150	*	13%	4,647	5,933	28%
Investments	29	191	125	167	117	123	94	(25%)	(24%)	345	334	(3%)
Commissions	868	846	733	817	824	824	804	10%	(2%)	2,447	2,452	--
Asset management, distribution and administration fees	1,112	1,159	1,138	1,064	1,204	1,246	1,249	10%	--	3,409	3,699	9%
Interest and dividends	3,321	3,249	4,934	5,278	5,405	5,521	6,429	30%	16%	11,504	17,355	51%
Other	75	58	99	96	104	116	117	18%	1%	232	337	45%
Total revenues	8,087	8,570	8,522	9,118	10,360	10,545	11,835	39%	12%	25,179	32,740	30%
Interest expense	2,775	2,763	4,006	4,572	4,477	5,401	5,798	45%	7%	9,544	15,676	64%
Net revenues	5,312	5,807	4,516	4,546	5,883	5,144	6,037	34%	17%	15,635	17,064	9%

Compensation and benefits	2,515	2,723	2,154	1,709	2,639	2,413	2,923	36%	21%	7,392	7,975	8%
Occupancy and equipment	179	185	205	193	308	209	217	6%	4%	569	734	29%
Brokerage, clearing and exchange fees	224	237	231	240	260	276	267	16%	(3%)	692	803	16%
Information processing and communications	235	232	244	260	260	265	263	8%	(1%)	711	788	11%
Marketing and business development	110	136	141	161	112	143	143	1%	--	387	398	3%
Professional services	253	291	333	402	315	365	425	28%	16%	877	1,105	26%
Other	214	350	265	162	499	342	296	12%	(13%)	829	1,137	37%
September 11th related insurance recoveries, net	0	0	0	0	(251)	0	0	--	--	0	(251)	*
Total non-interest expenses	3,730	4,154	3,573	3,127	4,142	4,013	4,534	27%	13%	11,457	12,689	11%

Income from continuing operations before losses
from unconsolidated investees, taxes,
dividends on preferred securities subject to
mandatory redemption and cumulative
effect of accounting change	1,582	1,653	943	1,419	1,741	1,131	1,503	59%	33%	4,178	4,375	5%
Losses from unconsolidated investees	93	81	77	77	73	67	105	36%	57%	251	245	(2%)
Div. on pref. sec. subject to mandatory redemption (2)	45	0	0	0	0	0	0	--	--	45	0	*
Income before taxes, discontinued operations
and cumulative effect of accounting change	$1,444	$1,572	$866	$1,342	$1,668	$1,064	$1,398	61%	31%	$3,882	$4,130	6%

Compensation and benefits as a % of net revenues	47%	47%	48%	38%	45%	47%	48%			47%	47%
Non-compensation expenses as a % of net revenues	23%	25%	31%	31%	26%	31%	27%			26%	28%

Pre-tax profit margin (3)	29%	29%	21%	31%	30%	22%	25%			26%	26%

Number of employees (4)	37,455	38,058	39,494	39,639	39,641	40,267	40,226	2%	--

(1)	Includes the elimination of intersegment activity between Institutional Securities, Retail Brokerage and Asset Management.
(2)	At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts
(a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(3)	Income before taxes, discontinued operations and cumulative effect of accounting change, excluding losses from unconsolidated investees, as a % of net revenues.
(4)	Includes Institutional Securities, Retail Brokerage, Asset Management and Infrastructure / Company areas.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(Managed loan basis)
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	3Q05 vs. 3Q04	3Q05 vs. 2Q05	Aug 31, 2004	Aug 31, 2005	Change

Fees:
Merchant, cardmember and other	$517	$468	$497	$485	$481	$484	$532	7%	10%	$1,482	$1,497	1%
Servicing	0	0	0	0	0	0	0	--	--	0	0	--
Other	19	(7)	(11)	1	34	(14)	(19)	(73%)	(36%)	1	1	--
Total non-interest revenues	536	461	486	486	515	470	513	6%	9%	1,483	1,498	1%

Interest revenue	1,498	1,423	1,399	1,381	1,383	1,426	1,463	5%	3%	4,320	4,272	(1%)
Interest expense	337	325	324	354	401	433	475	47%	10%	986	1,309	33%
Net interest income	1,161	1,098	1,075	1,027	982	993	988	(8%)	(1%)	3,334	2,963	(11%)

Provision for consumer loan losses	770	717	677	633	538	575	590	(13%)	3%	2,164	1,703	(21%)
Net credit income	391	381	398	394	444	418	398	--	(5%)	1,170	1,260	8%

Net revenues	927	842	884	880	959	888	911	3%	3%	2,653	2,758	4%

Compensation and benefits	192	193	186	181	215	209	242	30%	16%	571	666	17%
Occupancy and equipment	20	21	22	21	24	23	22	--	(4%)	63	69	10%
Information processing and communications	86	86	84	88	83	85	87	4%	2%	256	255	--
Marketing and business development	143	125	136	171	145	155	133	(2%)	(14%)	404	433	7%
Professional services	63	64	65	71	67	73	80	23%	10%	192	220	15%
Other	77	79	61	77	71	80	108	77%	35%	217	259	19%
Total non-interest expenses	581	568	554	609	605	625	672	21%	8%	1,703	1,902	12%
Income before taxes and cumulative
effect of accounting change	$346	$274	$330	$271	$354	$263	$239	(28%)	(9%)	$950	$856	(10%)

Compensation and benefits as a % of net revenues	21%	23%	21%	21%	22%	24%	27%			22%	24%
Non-compensation expenses as a % of net revenues	42%	45%	42%	49%	41%	47%	47%			43%	45%
Pre-tax profit margin (1)	37%	33%	37%	31%	37%	30%	26%			36%	31%

Number of employees	13,524	13,522	13,318	13,645	14,077	13,875	13,534	2%	(2%)

(1)	Income before taxes and cumulative effect of accounting change as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
The following (pages 18 - 21) present a reconciliation for certain information disclosed on pages 13, 14 and 17.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis).
Managed loan data assume that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans. The Company operates its Discover business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans.
The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. In addition, investors often request information on a managed basis, which provides a more meaningful comparison to industry competitors.

MORGAN STANLEY
Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data(1)
(unaudited, dollars in millions)

	Quarter Ended Aug 31, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$20,570	$19,835	3.01%	10.96%	6.63%	4.69%	3.62%	1.67%
Securitized	26,535	26,934	2.20%	12.83%	8.93%	5.43%	4.13%	1.90%
Managed	$47,105	$46,769	1.28%	12.04%	7.95%	5.12%	3.91%	1.80%

	Quarter Ended May 31, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,385	$18,753	3.48%	10.56%	6.47%	4.62%	3.48%	1.64%
Securitized	27,460	28,393	2.30%	12.43%	8.92%	5.15%	4.19%	1.97%
Managed	$46,845	$47,146	1.38%	11.69%	7.96%	4.94%	3.90%	1.83%

	Quarter Ended Feb 28, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$18,908	$19,210	4.64%	9.07%	5.15%	4.62%	3.75%	1.81%
Securitized	28,862	29,720	3.00%	12.63%	9.47%	5.43%	4.55%	2.20%
Managed	$47,770	$48,930	1.82%	11.23%	7.79%	5.11%	4.24%	2.05%

(1)	The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Quarter Ended Nov 30, 2004
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,724	$18,579	3.79%	9.69%	5.76%	5.01%	4.08%	1.97%
Securitized	28,537	28,511	2.47%	12.82%	10.06%	5.74%	4.87%	2.34%
Managed	$48,261	$47,090	1.49%	11.59%	8.41%	5.45%	4.55%	2.18%

	Quarter Ended Aug 31, 2004
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$18,471	$17,787	4.70%	10.45%	6.44%	5.36%	4.35%	2.01%
Securitized	28,655	29,086	2.88%	12.44%	10.16%	6.01%	5.10%	2.35%
Managed	$47,126	$46,873	1.78%	11.69%	8.80%	5.76%	4.81%	2.22%

	Quarter Ended May 31, 2004
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$17,506	$16,202	4.33%	9.93%	5.50%	6.02%	4.37%	2.15%
Securitized	29,322	30,727	2.28%	12.91%	10.77%	6.73%	5.18%	2.55%
Managed	$46,828	$46,929	1.50%	11.88%	9.01%	6.48%	4.88%	2.40%

	Quarter Ended Feb 29, 2004
							Deliquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-off	30 Days	90 Days
Owned	$15,850	$17,880	4.91%	10.13%	5.95%	5.81%	5.17%	2.54%
Securitized	31,486	30,787	2.85%	13.40%	11.20%	6.60%	6.11%	3.01%
Managed	$47,336	$48,667	1.80%	12.20%	9.30%	6.31%	5.80%	2.86%

(1)	The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Year to Date Discover Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Nine Months Ended Aug 31, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$20,570	$19,267	3.70%	10.21%	6.09%	4.64%	3.62%	1.67%
Securitized	26,535	28,338	2.51%	12.62%	9.11%	5.34%	4.13%	1.90%
Managed	$47,105	$47,605	1.50%	11.65%	7.90%	5.06%	3.91%	1.80%

	Nine Months Ended Aug 31, 2004
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$18,471	$17,287	4.66%	10.18%	5.98%	5.72%	4.35%	2.01%
Securitized	28,655	30,198	2.67%	12.92%	10.72%	6.45%	5.10%	2.35%
Managed	$47,126	$47,485	1.70%	11.93%	9.05%	6.19%	4.81%	2.22%

(1)	The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Reconciliation of Managed Income Statement Data (1)
(unaudited, dollars in millions)

	Quarter Ended							Nine Months Ended
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Aug 31, 2004	Aug 31, 2005

Merchant and cardmember and other fees:
Owned	$337	$306	$347	$327	$308	$318	$357	$990	$983
Securitization adjustment	180	162	150	158	173	166	175	492	514
Managed	$517	$468	$497	$485	$481	$484	$532	$1,482	$1,497

Servicing fees:
Owned	$551	$465	$444	$461	$494	$423	$398	$1,460	$1,315
Securitization adjustment	(551)	(465)	(444)	(461)	(494)	(423)	(398)	(1,460)	(1,315)
Managed	$-	$-	$-	$-	$-	$-	$-	$-	$-

Other:
Owned	$0	$5	$3	$2	$2	$2	$(1)	$8	$3
Securitization adjustment	19	(12)	(14)	(1)	32	(16)	(18)	(7)	(2)
Managed	$19	$(7)	$(11)	$1	$34	$(14)	$(19)	$1	$1

Interest revenue:
Owned	$472	$426	$489	$472	$458	$536	$593	$1,387	$1,587
Securitization adjustment	1,026	997	910	909	925	890	870	2,933	2,685
Managed	$1,498	$1,423	$1,399	$1,381	$1,383	$1,426	$1,463	$4,320	$4,272

Interest expense:
Owned	$171	$160	$159	$158	$168	$182	$212	$490	$562
Securitization adjustment	166	165	165	196	233	251	263	496	747
Managed	$337	$325	$324	$354	$401	$433	$475	$986	$1,309

Provision for consumer loan losses:
Owned	$262	$200	$240	$224	$135	$209	$224	$702	$568
Securitization adjustment	508	517	437	409	403	366	366	1,462	1,135
Managed	$770	$717	$677	$633	$538	$575	$590	$2,164	$1,703

(1)	The tables provide a reconciliation of certain managed and owned basis income statement data
(merchant and cardmember fees, servicing fees, other revenue, interest revenue, interest expense and provision for consumer loan losses) for the periods indicated.
Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY

The following (page 22) presents a reconciliation for adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company's overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. In addition, the adjusted leverage ratio reflects the deduction from shareholders' equity of the amount of equity used to support goodwill and intangible assets, as the Company does not view this amount of equity as available to support its risk capital needs.

The Company has also provided a pro forma annualized average return on common equity from continuing operations which excludes discontinued operations related to the planned sale of its aircraft financing business for the following periods: 3Q2005, 2Q2005, 3Q2004 and the nine months ended 2005 and 2004. The Company views this measure as a relevant indicator of its operations performance for period to period comparisons as well as when comparing its operating results to other financial services firms.

MORGAN STANLEY
Quarterly Reconciliation of Adjusted Assets
(unaudited, dollars in millions, except ratios)

	Quarter Ended
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005

Total assets (1)	$656,898	$729,501	$745,033	$747,334	$802,210	$818,711	$842,554

Less: Securities purchased under agreements to resell	(76,755)	(96,042)	(92,816)	(123,041)	(143,462)	(145,579)	(146,659)
Securities borrowed	(179,288)	(202,412)	(202,863)	(208,349)	(207,985)	(228,454)	(229,243)
Add: Financial instruments sold, not yet purchased(1)	129,711	130,440	132,618	111,315	119,913	131,901	137,443
Less: Derivative contracts sold, not yet purchased(1)	(43,857)	(41,615)	(39,425)	(43,540)	(37,389)	(39,835)	(48,395)
Subtotal	486,709	519,872	542,547	483,719	533,287	536,744	555,700
Less: Segregated customer cash and securities balances	(16,935)	(29,918)	(35,194)	(26,534)	(26,461)	(36,539)	(30,912)
Assets recorded under certain provisions of SFAS No.140 and FIN 46	(39,756)	(40,279)	(40,057)	(44,895)	(57,042)	(57,394)	(64,066)
Goodwill and intangible assets	(1,548)	(1,540)	(2,191)	(2,199)	(2,563)	(2,528)	(2,531)
Adjusted assets	$428,470	$448,135	$465,105	$410,091	$447,221	$440,283	$458,191

Shareholders' equity	$26,064	$27,002	$27,420	$28,206	$28,495	$28,330	$28,226
Junior subordinated debt issued to capital trusts (2)	2,897	2,897	2,897	2,897	2,833	2,894	2,881
Subtotal	28,961	29,899	30,317	31,103	31,328	31,224	31,107
Less: Goodwill and intangible assets	(1,548)	(1,540)	(2,191)	(2,199)	(2,563)	(2,528)	(2,531)
Tangible shareholders' equity	$27,413	$28,359	$28,126	$28,904	$28,765	$28,696	$28,576

Leverage ratio (3)	24.0x	25.7x	26.5x	25.9x	27.9x	28.5x	29.5x

Adjusted leverage ratio (4)	15.6x	15.8x	16.5x	14.2x	15.5x	15.3x	16.0x

(1)	Effective December 1, 2004, the Company offsets cash paid or received pursuant to credit support agreements ("cash collateral netting")
against its OTC derivatives inventory. Total assets as of November 30, 2004 have been restated to reflect cash collateral netting.
Prior periods presented do not reflect such cash collateral netting.
(2)	The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities. These characteristics include the long dated nature (final maturity at issuance of thirty years extendable at the Company's option by a further nineteen years), the Company's ability to defer coupon interest for up to 20 consecutive quarters, and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.
(3)	Leverage ratio equals total assets divided by tangible shareholders' equity.
(4)	Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Company's third quarter earnings press release issued September 21, 2005.